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                                   EXHIBIT 10.1


                        [PRIME COMPANIES, INC. LETTERHEAD]



                                 August 10, 1998


Syzygy, Inc.
5300 W. Sahara
Las Vegas NV 89102

     Re:  S-8 Issuance

Dear Sirs:

Prime Companies, Inc. acknowledges that Syzygy, Inc. has provided consulting services to Prime and in consideration for said services, Prime will agree to pay Syzygy, Inc. 174,550 shares of common stock of the Company through an S-8 Registration Statement.

Very truly yours,

/s/ Irving Pfeffer

Irving Pfeffer